SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of Material Definitive Agreement

On September 6, 2011, Goldman, Sachs & Co. (“Goldman Sachs”) notified FTI Consulting, Inc. (“FTI Consulting”) that FTI Consulting will receive an additional 671,647 shares of common stock in final settlement of the supplemental confirmation entered into on March 2, 2011 (the “2011 Supplemental Confirmation”) relating to the $209.4 million accelerated stock buyback transaction (the “2011 ASB Transaction”) announced on March 3, 2011, pursuant to the collared accelerated stock buyback master confirmation agreement dated November 9, 2009 (the “Master Confirmation Agreement”) between FTI Consulting and Goldman Sachs. This brings the aggregate final number of common shares repurchased by FTI Consulting pursuant to the 2011 ASB Transaction to 5,733,205 shares. As permitted by the Master Confirmation Agreement and the 2011 Supplemental Confirmation, Goldman Sachs has accelerated the termination date of the 2011 Supplemental Confirmation and 2011 ASB Transaction (which was to occur no later than December 2, 2011) to September 2, 2011. No cash was required to be paid by FTI Consulting to complete the delivery of the shares or in connection with the termination of the 2011 ASB Transaction and 2011 Supplemental Confirmation. The 2011 ASB Transaction completes the $500 million common stock repurchase authorized by FTI Consulting’s Board of Directors in 2009.

The Master Confirmation Agreement was previously filed as an exhibit to the Current Report on Form 8-K dated November 9, 2009 filed by FTI Consulting with the Securities and Exchange Commission (the “SEC”) on November 13, 2009 and the 2011 Supplemental Confirmation was previously filed as an exhibit to FTI Consulting’s Registration Statement on From S-4 (333-173096) filed with the SEC on March 25, 2011, and they are incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure

On September 9, 2011, FTI Consulting issued a press release announcing the final share settlement, completion of the 2011 ASB Transaction, termination of the 2011 Supplemental Confirmation and completion of the 2009 common stock repurchase authorization. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release of FTI Consulting, Inc. dated September 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: September 9, 2011	By:	/S/ ERIC B. MILLER
Eric B. Miller Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of FTI Consulting, Inc. dated September 9, 2011

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